TERMINATION  OF  STOCK  SUBSCRIPTION  AGREEMENT
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     THIS  TERMINATION  OF  STOCK  SUBSCRIPTION  AGREEMENT  ("Termination
Agreement") is entered into as of the 31st day of March, 1997 by and among Haynes Holdings, Inc., a Delaware corporation (the "Issuer"), Haynes International, Inc., a Delaware corporation ("Haynes"), and the persons listed on the signature pages hereof (the "Management Investors").

     PRELIMINARY  STATEMENT
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     The  Issuer,  Haynes  and the Management Investors are the only remaining parties to that certain Stock Subscription Agreement, dated as of August 1, 1989, as amended by the Amendment to Stock Subscription Agreement to Add a Party, dated August 14, 1992, and by the Second Amendment to Stock Subscription Agreement, dated as of March 16, 1993, and by the Third Amendment to Stock Subscription Agreement, dated May 6, 1996, and by the Fourth Amendment to Stock Subscription Agreement, dated as of May 31, 1996, and by the Fifth Amendment to Stock Subscription Agreement, dated as of January 29, 1997 (as so amended, the "Stock Subscription Agreement").

     The  parties hereto desire to terminate the Stock Subscription Agreement.

     AGREEMENT
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     In  consideration  of  the mutual covenants contained in this Termination
Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.          Termination.    The  Stock  Subscription  Agreement is hereby
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terminated  and  cancelled  as  of  the  date  set  forth above and all of the respective obligations, duties, liabilities, rights and powers of the parties thereto as contained therein are hereby terminated and extinguished.

     2.       Counterparts.  This Termination Agreement may be executed in any
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number  of  counterparts  and  by  the  different  parties  hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     3.       Governing Law.  This Termination Agreement shall be construed in
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accordance  with  and  governed  by  the  law  of  the  State  of  New  York.

     4.       Successors, Assigns and Transferees.  This Termination Agreement
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shall  be  binding  upon  the  parties  hereto  and their respective heirs and successors.

     IN WITNESS WHEREOF, the Issuer and Haynes have caused this Termination Agreement to be executed by their duly authorized officers and each of the Management Investors has executed this Termination Agreement as of the date first above written.

                              "ISSUER"

                              HAYNES  HOLDINGS,  INC.


                              /s/

                              Its:

                              "HAYNES"

                              HAYNES  INTERNATIONAL,  INC.

                              /s/
                              By:

                              Its:

                              "MANAGEMENT  INVESTORS"


                              /s/ Michael D. Austin
                              Michael  D.  Austin


                              /s/ Joseph  F.  Barker
                              Joseph  F.  Barker


                              /s/ F.  Galen  Hodge
                              F.  Galen  Hodge


                              /s/ Charles  J.  Sponaugle
                              Charles  J.  Sponaugle